Exhibit 10.1
Execution Version

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2017 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the Guarantors party hereto, each of the financial institutions party hereto as “Lenders” and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 2016 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments and other modifications to the Credit Agreement, including a request to provide Incremental Revolving Commitments in an aggregate principal amount of $120,000,000 and a one year extension of the Final Maturity Dates; and

WHEREAS, the Lenders party to this Amendment and the Administrative Agent are willing to (i) so amend or otherwise modify such terms and provisions of the Credit Agreement, (ii) provide Incremental Revolving Commitments to the Borrower and/or (iii) extend the Final Maturity Dates, in each case, on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)Section 1.1. of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean March 31, 2017.
(b)The Credit Agreement is hereby further amended by deleting the defined terms “Consolidated Fixed Charges”, “Revolving Facility Final Maturity Date” and “Term Facility Final Maturity Date” in Section 1.1. thereof and substituting in lieu thereof the following defined terms, respectively:

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“Consolidated Fixed Charges” shall mean, for any period, the sum, without duplication, of the amounts determined for Holdings and its Subsidiaries on a consolidated basis equal to (i) Consolidated Interest Expense to the extent paid in cash during such period, (ii) scheduled payments of principal on Consolidated Total Debt during such period (excluding any voluntary prepayment made pursuant to Section 5.1) and (iii) Dividends paid during such period (excluding, solely for purposes of determining Consolidated Fixed Charges, repurchases of Capital Stock of Holdings that are effected pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended).
“Revolving Facility Final Maturity Date” shall mean May 30, 2022, or such later date to which the Revolving Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Revolving Commitments are terminated pursuant to Section 10 hereof.
“Term Facility Final Maturity Date” shall mean May 30, 2022, or such later date to which the Term Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Term Loans are declared immediately due and payable pursuant to Section 10 hereof.
(c)The Credit Agreement is further amended by adding the following immediately following the reference to “$100,000,000” contained in Section 2.14(a) thereof:

“(exclusive of any Incremental Revolving Commitments provided by the Lenders on or prior to the First Amendment Effective Date)”.
(d)The Credit Agreement is hereby further amended by deleting Section 9.12 thereof in its entirety and substituting in lieu thereof the following:

“Section 9.12    Fixed Charge Coverage Ratio. Holdings will not permit the Fixed Charge Coverage Ratio for any Test Period to be less than 1.25 to 1.00. For the purposes of calculating the financial covenant set forth in this Section, the Relief Fund shall be deemed not to be a ‘Subsidiary.’”

(e)The Credit Agreement is hereby further amended by deleting Section 9.13 thereof in its entirety and substituting in lieu thereof the following:

“Section 9.13    Total Leverage Ratio. Holdings will not permit the Total Leverage Ratio at the end of any Test Period ending on March 31, June 30, September 30 and December 31 of any calendar year to be more than 3.50 to 1.00. For the purposes of calculating the financial covenant set forth in this Section, the Relief Fund shall be deemed not to be a ‘Subsidiary.’”

(f)The Credit Agreement is hereby further amended by deleting Section 9.14 thereof in its entirety and substituting in lieu thereof the following:

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“Section 9.14    Collateral Ratios. Holdings will not at any time permit both (a) the Collateral to Total Exposure Ratio to be less than 1.25 to 1.00 and (b) the Collateral to Outstanding Loan Ratio to be less than 1.50 to 1.00. If both the Collateral to Total Exposure Ratio and the Collateral to Outstanding Loan Ratio fall below their respective required minimums for any Test Period, the Borrower shall as soon as reasonably practicable, but not in any event later than 45 days thereafter, cause one or more Qualified Aircraft to be admitted to the Collateral Pool such that either the Collateral to Total Exposure Ratio or the Collateral to Outstanding Loan Ratio will be in compliance with this Section 9.14 as of any such Test Period.”

3.Incremental Facility Amendment; Extension Amendment. The parties hereto intend that this Amendment shall constitute an Incremental Facility Amendment in connection with the Borrower’s increase in the aggregate amount of the Revolving Commitments in the amount of $120,000,000 pursuant to Section 2.14 of the Credit Agreement. Immediately after giving effect to this Amendment, the Aggregate Revolving Commitments shall be equal to $545,000,000 and the Revolving Commitment of each Lender shall be as set forth on Annex 1.1A attached hereto. The Incremental Revolving Commitments contemplated by this Amendment shall be subject to the same terms and provisions (including pricing and final maturity) as the existing Revolving Commitments. The parties hereto acknowledge and agree that after giving effect to the Incremental Revolving Commitments contemplated by this Amendment, the aggregate amount of Incremental Commitments available to the Borrower is $100,000,000 and the Incremental Commitments Effective Date with respect to the Incremental Revolving Commitments contemplated by this Amendment shall be the First Amendment Effective Date immediately after the conditions set forth in Section 4 below have been satisfied. The parties hereto further intend that this Amendment shall constitute an Extension Amendment in connection with the extension of the Final Maturity Date.

4.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)    This Amendment, duly executed and delivered by the Borrower, Holdings, the Guarantors party hereto, the Required Lenders and the Administrative Agent;

(b)    A pro forma Compliance Certificate dated the First Amendment Effective Date, after giving effect to the Revolving Commitment Increase contemplated by this Amendment;

(c)    A certificate of the Borrower dated as of the First Amendment Effective Date signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to the Revolving Commitment Increase and the amendments contemplated by this Amendment (i) the representations and warranties contained in Section 7 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of

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such earlier date, (ii) no Default or Event of Default exists before or after giving effect to the amendments contemplated by this Amendment and (iii) all conditions set forth in Section 6.2 of the Credit Agreement are satisfied as of the First Amendment Effective Date;

(d)    For the account of each Revolving Lender that has requested a Note (or a replacement Note) in respect of such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), a Note evidencing such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), duly executed by an Authorized Officer of the Borrower;

(e)    A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) dated the First Amendment Effective Date duly executed by each Credit Party, in the form of Exhibit I attached hereto;

(f)    A legal opinion addressed to the Administrative Agent and each of the Lenders from Vorys, Sater, Seymour and Pease LLP, Greenberg Traurig and Fennemore Craig, P.C., counsel to the Credit Parties, which opinions shall be dated as of the First Amendment Effective Date and covering such matters relating to the Borrower, Holdings, this Amendment, and the transactions contemplated hereby as the Administrative Agent or the Lenders shall reasonably request;

(g)    A certificate, dated as of the First Amendment Effective Date, signed by the Secretary of each Credit Party in the form of Exhibit II attached hereto (together with certifications as to incumbency and signatures of such officers) with appropriate insertions and deletions, together with (i) copies of the articles or certificate of incorporation, the limited liability company agreement, the partnership agreement, any certificate of designation, the by-laws, or other organizational documents of each such Credit Party (or certifications from the applicable Credit Party that such documents have not been amended or otherwise modified in any way since the date such documents were delivered to the Administrative Agent (A) at the closing of the Credit Agreement or (B) when such Credit Party became a party to the Guarantee and Collateral Agreement), (ii) the resolutions, or such other administrative approval, of each such Credit Party referred to in such certificate in respect of the authorization and approval of the transactions contemplated by this Amendment and (iii) in the case of the certificate delivered by the Borrower, a statement that (1) all of the applicable conditions set forth in this Section 4 have been satisfied as of such date and (2) since December 31, 2015, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect;

(h)    Certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under applicable law, if any, or by any Contractual Obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(i)    The payment of all fees and other amounts due and payable on or prior to the

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effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other agreement with the Administrative Agent or SunTrust Robinson Humphrey, Inc.;

(j)    An Affidavit of Out-Of-State Execution and Delivery regarding the execution and delivery of the Notes and the other documents contemplated by this Amendment, duly executed by the Borrower and notarized; and

(k)    Such other documents as the Administrative Agent may reasonably request.

To the extent that any notice was required to be delivered or otherwise provided prior to the First Amendment Effective Date pursuant to the terms of the Credit Agreement in connection with any of the transactions contemplated by this Amendment, including any notices required pursuant to Section 2.14 and Section 2.16, and such notice was not so provided, the parties hereto waive the requirement of such notice.

5.Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)Power and Authority. Each of the Borrower and the other Credit Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)No Violation. The execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Credit Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Credit Party.

(c)Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been

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obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against the Borrower or Holdings.

(d)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f)Credit Parties. The list of signatories to the Reaffirmation represents a true, correct and complete list of all Persons who are required by the terms of the Credit Documents to be or to become a Credit Party as of the date hereof.

(g)Solvency. As of the First Amendment Effective Date, on a pro forma basis after giving effect to the Revolving Commitment Increase contemplated hereby and to all Indebtedness incurred, and to be incurred under such increase, (x) the sum of the assets, at a fair market valuation, of each Credit Party and its respective Subsidiaries will exceed its debts, (y) no such Credit Party or its Subsidiaries will have incurred or intended to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) each such Credit Party and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this clause (e), “debt” means any liability on a claim, and “claim” means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

(h)Disclosure. As of the First Amendment Effective Date, all information (other than projections, other forward-looking information and information of a general economic or industry-specific nature) that has been made available concerning the Credit Parties and/or the transactions contemplated by this Amendment prepared by, or on behalf of, the Borrower or Holdings or by any of their respective representatives or affiliates, and made available to any Lender or the Administrative Agent in connection with the transactions contemplated by this Amendment on or before the First Amendment Effective Date, when taken as a whole, did not, when furnished, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

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6.Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

7.No Further Amendments; Ratification of Liability. Except as expressly amended or waived hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

8.Allocations of Revolving Commitments and Revolving Loans. The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of each of the Revolving Lenders immediately prior to the effectiveness of this Amendment shall be reallocated among the Revolving Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms and the Revolving Commitment Increase, the Revolving Commitment of each Revolving Lender shall be as set forth on Annex 1.1A attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Revolving Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment Agreements (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived) other than the execution of any documents or instruments required for the effectiveness of this Amendment pursuant to Section 4 of this Amendment. Further, to effect the foregoing, each Revolving Lender agrees to make cash settlements in respect of any outstanding Revolving Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Revolving Lender holds Revolving

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Loans equal to its Pro Rata Share (based on the Revolving Commitment of each Lender as set forth on Annex 1.1A attached hereto).

9.Post Closing Covenant. Holdings and the Borrower shall cause to be delivered to the Administrative Agent, on or before the date that is 15 days after the First Amendment Effective Date (or such later date (not to exceed 30 days after the First Amendment Effective Date) as the Administrative Agent shall agree)), each of the following:

(i)    a legal opinion from Daugherty, Fowler, Peregrin, Haught & Jenson, P.C., special FAA counsel to Holdings and its Subsidiaries, addressed to the Administrative Agent and each of the Lenders, such opinion to be in form and content satisfactory to the Administrative Agent (and in any event covering the matters described in clause (ii) immediately below and those set forth in the opinion delivered by such law firm in connection with the Credit Agreement);

(ii)    evidence that FAA form “Aircraft Security Agreements” and/or “Amended and Restated Aircraft Security Agreements”, the substance of which shall be satisfactory to the Administrative Agent, covering the Aircraft and Engines included in the Collateral Pool have been filed with the FAA, and priority search certificates satisfactory to the Administrative Agent identifying the registrations made with the “International Registry” (as defined under the Cape Town Convention) with respect to the airframe of such Aircraft and its Engines and confirming that, except (x) with respect to Liens in existence on the Closing Date with respect to the airframe and Engines described on Annex 1.1(B) to the Credit Agreement or (y) as otherwise agreed by the Administrative Agent, no other registrations have been made with respect to such airframe or Engines that have not been subordinated to the registrations made in favor of the Administrative Agent or discharged; and

(iii)    evidence that all other actions necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect and protect the security interests purported to be created by the Security Documents have been taken.

10.Other Provisions.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.
(f)Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.
(g)THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AIR TRANSPORT SERVICES GROUP, INC.

By:    /s/ Joseph C. Hete
Name:    Joseph C. Hete
Title:    President & Chief Executive Officer

[Signatures Continue on Following Pages]

ABX AIR, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, General Counsel & Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

[Signature Page to First Amendment to Credit Agreement]

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AMES MATERIAL SERVICES INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

CARGO AVIATION, INC.

By:    /s/ Joseph C. Hete
Name:    Joseph C. Hete
Title:    President

[Signature Page to First Amendment to Credit Agreement]

CARGO HOLDINGS INTERNATIONAL, INC.

By:    /s/ Joseph C. Hete
Name:    Joseph C. Hete
Title:    President & Chief Executive Officer

LGSTX FUEL MANAGEMENT, INC.

By:    /s/ Quint O. Turner
Name:    Quint O. Turner
Title:    President

LGSTX SERVICES, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By:    /s/ James F. O’Grady
Name:    James F. O’Grady
Title:    President

GLOBAL FLIGHT SOURCE, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

[Signature Page to First Amendment to Credit Agreement]

LGSTX CARGO SERVICES, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
                         Title:        Vice President, Secretary

PEMCO WORLD AIR SERVICES, INC.

By:    /s/ W. Joseph Payne
Name:    W. Joseph Payne
                         Title:        Vice President, Secretary

[Signature Page to First Amendment to Credit Agreement]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

[Signature Page to First Amendment to Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ John B. Middelberg
Name: John B. Middelberg
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Gregg A. Bush
Name: Gregg A. Bush
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ David Beckett
Name: David Beckett
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ David Miller
Name: David Miller
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By: /s/ Jeffrey Bork
Name: Jeffrey Bork
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/ Nick Fadel
Name: Nick Fadel
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

UNION BANK & TRUST, as a Lender

By: /s/ deK Bowen
Name: deK Bowen
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

ATLANTIC CAPITAL BANK, as a Lender

By: /s/ Preston McDonald
Name: Preston McDonald
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

[End of Signatures]

[Signature Page to First Amendment to Credit Agreement]

Annex 1.1A

Institution	Revolving Commitment
SunTrust Bank	$81,208,390.00
Regions Bank	$69,814,886.00
JPMorgan Chase Bank, N.A.	$80,828,518.00
Bank of America, N.A.	$71,739,395.00
PNC Bank, National Association	$59,747,048.00
Branch Banking and Trust Company	$44,811,877.00
Compass Bank	$39,295,033.00
The Northern Trust Company	$30,197,857.00
The PrivateBank and Trust Company	$23,607,260.00
Union Bank & Trust	$24,557,918.00
Atlantic Capital Bank	$11,881,818.00
TriState Capital Bank	$7,310,000.00
TOTAL	$545,000,000.00

Annex 1.1A

EXHIBIT I

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

Reference is hereby made to (i) that certain Amended and Restated Credit Agreement dated as of May 31, 2016 among Cargo Aircraft Management, Inc. (the “Borrower”), Air Transport Services Group, Inc., the Lenders a party thereto and SunTrust Bank, as Administrative Agent (the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) among the Borrower, each other Credit Party party thereto, the Lenders and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guarantee and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; and (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER

Exhibit I - 1

OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

Exhibit I - 2

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of March 31, 2017.

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name:
Title:

ABX AIR, INC.

By:
Name:
Title:

LGSTX DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

AIRBORNE GLOBAL SOLUTIONS, INC.

By:
Name:
Title:

[Signatures Continue on Following Pages]

Exhibit I - 3

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:
Name:
Title:

AMES MATERIAL SERVICES INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL, INC.

By:
Name:
Title:

CARGO AVIATION, INC.

By:
Name:
Title:

Exhibit I - 4

CARGO HOLDINGS INTERNATIONAL, INC.

By:
Name:
Title:

LGSTX FUEL MANAGEMENT, INC.

By:
Name:
Title:

LGSTX SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT SERVICES GROUP, INC.

By:
Name:
Title:

GLOBAL FLIGHT SOURCE, INC.

By:
Name:
Title:

Exhibit I - 5

LGSTX CARGO SERVICES, INC.

By:
Name:
Title:

PEMCO WORLD AIR SERVICES, INC.

By:
Name:
Title:

Exhibit I - 6

EXHIBIT II

SECRETARY’S CLOSING CERTIFICATE
I, the undersigned, Secretary of _________________, a corporation organized and existing under the laws of the State of ___________ (the “Company”), do hereby certify on behalf of the Company that:
1.    This Certificate is being delivered on March 31, 2017, and is furnished pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), among Cargo Aircraft Management, Inc., a Florida corporation, Air Transport Service Group, Inc., a Delaware corporation, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Amendment.
2.    The following named individuals are duly qualified and acting elected or appointed officers of the Company, and each holds the office of the Company set forth opposite his or her name, each of whom is authorized to sign the [Amendment/Reaffirmation] on behalf of the Company. The signature written opposite the name and title of each such officer is his or her genuine signature.

Name	Office	Signature
______________________	______________________	______________________
______________________	______________________	______________________

3.    Attached hereto as Exhibit A is a true and complete copy of the [Charter Document] of the Company, including all amendments thereto, as filed in the Office of the Secretary of State of the State of __________ (the “Secretary of State”), which constitutes the [Charter Document] of the Company as presently in effect (the “[Articles of ___________]”); no amendment to the Articles of ______________ is pending or contemplated, and there are no proceedings, pending or contemplated, for the merger, consolidation, conversion, liquidation or dissolution of the Company; and no steps have been or are being taken to appoint an administrator, receiver, liquidator or analogous person or body to wind up or dissolve the Company1.
4.    Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted and are/is in full force and effect on the date hereof2.
_____________________________
1 May include alternate statement that documents have not been amended, changed or otherwise modified in any way since the Closing Date.
2 May include alternate statement that such documents have not been amended, changed or otherwise modified in any way since the Closing Date

Exhibit II - 1

5.    Attached hereto as Exhibit C is a true and correct copy of resolutions authorizing the execution, delivery and performance of the [Amendment/Reaffirmation], which [have][has] been duly adopted by unanimous written consent of the members of the Company, and said resolutions have not been rescinded, amended or modified, are in full force and effect on the date hereof, and have been duly filed with the minutes of the proceedings of the members3.
6.    Attached hereto as Exhibit D is a certificate of good standing from the Secretary of State of the jurisdiction of incorporation or organization of the Company.

_____________________________
3 In the case of Borrower only, this Certificate shall also state that: (1) all of the applicable conditions set forth in this Section 3 of the Amendment have been satisfied and (2) since December 31, 2015, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect

Exhibit II - 2

.IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of March 31, 2017.
[COMPANY]

_________________________________

_____________________, Secretary

Exhibit II - 3

Exhibit A

Articles of ______________

Exhibit II - 4

Exhibit B

[By-Laws]

Exhibit II - 5

Exhibit C

Resolutions

Exhibit II - 6

Exhibit D

Good Standing Certificate

Exhibit II - 7